Z-SEVEN
FIRST QUARTER REPORT
Period Ending
March 31, 1998

1.  Accounting Procedures
    Reliability & Conservatism

2.  Consistency of Operating
    Earnings Growth

3.  Strength of Internal
    Earnings Growth

4.  Balance Sheet:
    Working Capital

5.  Balance Sheet:
    Corporate Liquidity

6.  Recognition:
    Owner Diversification

7.  Value: P/E Under 10

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our gratitude for your confidence in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

In the last annual report, we promised to give you more detail on the twelve largest holdings. Please take a look in the "Golden Dozen" section for information on these companies, which were our biggest investments entering 1998.

1998 THREE MONTH INVESTMENT RESULTS

Over the first three months, the investment portfolio increased 15%.

FIRST QUARTER NET ASSET VALUE

Our net asset value rose 14%, from $7.55 to $8.63. This is the fifth out of the last six quarters in which our net asset value advanced, and the thirteenth out of the last fifteen quarters.

GOOD NEWS

Investments with increases of 20% or more since the end of last year are discussed under our "Good News" section. Last year at this time, we had three companies in our portfolio that gained 20% or more. This year we have seventeen. We discuss the companies in size order.

RATHBONE BROTHERS PLC, the British investment management company, had a share-price advance of 50% in the first quarter. The company reported another very successful year with pre-tax profit before exceptional items up 36%. This is its eighteenth consecutive year of growth. Rathbone was our fourth largest holding at the beginning of the year and is our largest at the end of the first quarter.

Our largest U.S. holding, and second-largest overall, is NCI BUILDING SYSTEMS, INC. Its price rose 37% during the opening quarter. NCI Building acquired highly profitable Metal Building Components, Inc. from BTR Plc in March. The merger creates additional earnings-growth potential for one of the world's largest and most profitable integrated suppliers to the construction industry.

BORDER TELEVISION PLC, one of the last independent regional broadcasters in television and radio in the U.K., had a price increase of 33% in the first quarter. Small-cap U.K. shares last year were depressed and have turned up in 1998 thus far. Border Television, our largest investment at year-end, is now our third-largest holding. Last year the company's growth slowed down when it incurred initial losses as are normally associated with new radio station acquisitions. This was a particularly difficult year due to the acquisition of Sunderland City Radio, the buy-out of its joint-venture partner Investors in Radio, and its increased stake in A1-FM, a radio license serving the
Darlington region. In the long term, the expanded radio division should add to existing radio profit performance.

CYBEX COMPUTER PRODUCTS CORPORATION was up 33% during the first three months. Cybex develops, produces, and markets keyboard, video monitor, and mouse switch and extension products for use in the computer industry. At the end of the quarter, the company announced that fourth quarter earnings would be above Wall Street estimates. The share price soared immediately after this news.

KAYDON CORPORATION gained 25% during the first quarter. The company is a leading designer and manufacturer of custom-engineered products including anti-friction bearings, filters, specialty retaining rings, and other industrial components. These products are used in medical, instrumentation, and material handling industries as well as in other industrial applications. Earnings growth continues strong with pre-tax profits up 22%, for all of 1997, as reported during the first quarter share-price surge.

AMERICAN HOMESTAR CORPORATION, one of the nation's leading vertically integrated manufactured housing companies, had a 38% share-price advance in
the  first  quarter.    Earnings  per  share  rose  32% in its latest reported
quarter.  The company designs, produces, and retails manufactured homes.

British diversified manufacturing group TOMKINS PLC was up 28% at the three-month point. The share price was lifted by a pre-tax profit increase of 27%. We have enjoyed profitable investing in our (cont. on page 4) past holdings of Tomkins shares and welcomed them back into our portfolio last year, when a dip in its price-earnings ratio presented a new opportunity to invest in this fine company.

TECHNITROL, INC., the worldwide manufacturer of electronic components, electrical contacts and assemblies, and other precision-engineered parts and materials, advanced 31% in market price during the first quarter. The company's products are used in the telecommunications, data networking, and automobile industries. During the first quarter of 1998, Technitrol reported that pre-tax profits rose 72% for the full year of 1997.

British DUDLEY JENKINS GROUP PLC is a supplier of mailing lists, databases, computer processing, and polythene products to users of direct mail. Its share price jumped 54% during the first quarter making it our largest gainer. Dudley Jenkins had an excellent start to the year with earnings up 28% in their first-half report.

L'OREAL, the world's largest cosmetics company, was up 22% in market price during the first three months of the year. The French giant is enthusiastic about its expansion in the Chinese market. The company currently generates less than a fifth of its sales in Asia, Latin America, and Africa, but views these emerging markets as an immense reservoir of growth.

AUTOPISTAS C.E. SA, our only Spanish holding, is involved in the construction, maintenance, and operation of the Mediterranean and Ebro toll highways. The company's share price climbed 27% in the first quarter while it continued to achieve consistent profit growth.

LONE STAR STEAKHOUSE & SALOON, INC. was up 30% in the first quarter. Its share price bounced off a depressed price entering the year. The price recently dropped back after the company announced problems in maintaining sales. Despite their amazingly strong balance sheet, if management is not successful in turning earnings around, the stock might be a candidate for selling later in the year.

SETON HEALTHCARE GROUP PLC had a share-price increase of 20% in the opening quarter. Its pre-tax (cont. on page 5) profit before exceptional items grew 21%. Seton's share price surged even higher in May when the company announced a merger with Scholl Plc, a developer and licensor of Seton's main product line (flexible foot bandage), to create a U.K.-based international healthcare products group with an even stronger foot aid presence.

Denmark's biggest brewer, CARLSBERG AS, was up 25% during the first three months. The company's steady progress of past years was continued in the latest year. Pre-tax profit rose 12%. In coming years, the global consumption of beer is expected to increase, especially in Asia and in Eastern Europe. Carlsberg will, therefore, continue to increase its activities and investments in the new growth markets.

WOLVERINE TUBE, INC., which was in the "Mistakes and Disappointments" section for two quarters last year, had a price advance of 29% in the first quarter. This increase was partly due to a depressed stock price at year-end. Market downturns in the air conditioning industry impacted the company's results in 1997. Improved demand for their products this year resulted in earnings growth of 19% in their first quarter.

WEETABIX LTD., one of Britain's largest breakfast cereal companies, had a 30% share-price gain in the first three months, following the company's report of another successful year with net income up 24%. Weetabix achieved its excellent results in very competitive markets and despite the adverse effects of a strong sterling on its overseas business.

Our smallest holding, WESTFAIR FOODS LTD., a Canadian retail grocery chain, concludes our "Good News" section with a price advance of 28% in the first quarter. The company reported record results with pre-tax profits up 26%.

MISTAKES AND DISAPPOINTMENTS

For purposes of objectivity, we also talk about the investments which fell 20% or more since the end of last year. Only PORTMEIRION POTTERIES (HOLDINGS) PLC, one of our tiniest holdings (less than one-half of a percent of the Fund's net assets), belongs in this section. British Portmeirion had a share-price decrease of 21%. The company reported (cont. on page 6) disappointing results with pre-tax profits down 14%. A saturated market and the strong sterling are reported to be responsible for the decline, particularly in regards to exports. The company manufactures and sells pottery products. The continuing evolution of distinctive designs is a hallmark of Portmeirion. Management believes that new design concepts and new products should have a positive impact on future business.

"GOLDEN DOZEN"

In 1997, we continued to diversify our portfolio. The top dozen investments represent 48% of our portfolio at December 31, 1997, compared with 70% as of year-end 1996.

Fairway Group Plc, the largest investment at the end of the year, rose 62% in December. We excluded Fairway Group from the "Golden Dozen" in the annual report because it was in the process of being taken over. In February, the takeover by Dudley Stationery Limited was completed.

The seven newest "Golden Dozen" holdings ended the first quarter of 1998 with an average return of 33% since they were first purchased in 1997. Four of these new investments are discussed in the "Good News" section of this report. Three of the four have advanced 25%, 37%, and 38%. The fourth is currently our largest investment and is up a whopping 50% in the first quarter. While we don't expect every quarter this year to be this good, it is still a great way to begin the year.

The following companies are listed from largest to smallest as of year-end:

British regional broadcaster BORDER TELEVISION PLC'S share price was down 13% last year. The price recovered 100% of the decline and then shot up another 19% (see "Good News" section). Negative deferred taxes average over 10%, demonstrating how conservatively Border Television reports income.

AMERICAN HOMESTAR CORPORATION was a new investment purchased in March 1997 (see "Good News" section). This company, which produces manufactured housing, has increased profits over 300% since its July 1994 initial public offering.

The share price of this investment increased over 88% in our first twelve-month period of ownership. We are taking advantage of this opportunity to reduce this holding significantly since the company no longer meets our balance sheet and value requirements.

New portfolio investment RATHBONE BROTHERS PLC was purchased in May 1997 (see "Good News" section). Strategic acquisitions made by this investment management firm have enhanced profits, which have grown consistently since information first was made available to the public. A sizeable cash position differentiates Rathbone from other investment firms and most British companies in any industry. Discovery of this superbly managed company by other investors is beginning and has already contributed to the share price rocketing over 91% in less than one year.

International insurance broker JARDINE LLOYD THOMPSON PLC has been in the portfolio since December 1995. When Lloyd Thompson Group merged with JIB Group in February 1997, the market took a wait-and-see position. While the share-price performance has been flat, we focus on value. Jardine's balance sheet shows that the cash per share is about the same as its share price. In March 1998, management reported that the two businesses have been successfully integrated, which was demonstrated by a double-digit operating income improvement. Stronger growth is anticipated this year.

NCI BUILDING SYSTEMS, INC. was a new investment purchased in April 1997 (see "Good News" section). The company makes and markets pre-engineered metal building systems and components, primarily to the non-residential construction market. An excellent balance sheet allowed NCI Building the aggressive acquisition of a company just as large (in profits) as NCI itself. NCI's share price gained over 55% during the first year of our investment. Earnings growth fueled by the merger should lead to continued strength in these shares over the next year.

SEATTLE FILMWORKS, INC. is a leading direct-to-consumer marketer and provider of high-quality photofinishing services. The company has been a pioneer in providing digital-imaging technologies for customers. Despite twenty-eight consecutive quarters of earnings growth and a completely debt-free balance sheet, the share price declined about 20% since the original purchase. Growth slowed after our initial investment, primarily due to production problems, which have now been resolved. With the introduction of new services, the company remains well positioned for ongoing growth. We resumed buying the stock in March 1998, taking advantage of an even greater value opportunity in the shares due to the market's disappointment over slower earnings growth. We must credit management for achieving any earnings growth at all, considering the challenge of decelerating revenues.

MOTORCAR PARTS AND ACCESSORIES, INC. (investment since August 1997) is the leading remanufacturer and distributor in the $800 million market for replacement alternators and starters for imported automobiles in the U.S. Earnings have quadrupled since their initial public offering in March 1994. The company sold more shares in a public offering in November 1997 to fund an expansion of their product line to include the $2.4 billion domestic automotive after-market. The seven largest retail automotive parts chain stores in the U.S. make-up 94% of their customer base. Although share-price performance has been flat to date, we expect their expanded product line to positively impact earnings and share price, hopefully as early as its fiscal year 1999, which has just begun.

Computer direct marketer INSIGHT ENTERPRISES, INC. (new investment purchased March 1997) markets primarily to small and medium-sized enterprises often overlooked by competitors. Growth in net income exceeds 40% and is
accelerating.    The  share-price  increase  has  matched  the  growth  rate.
Insight's recent purchase of a similar company and Internet Service Provider based in the U.K. should ensure this growth pattern. Volatility in its share price may, if we are fortunate, allow us the opportunity to add further to our holding in this well-managed, rapidly growing company.

Swiss premium chocolates maker LINDT & SPRUNGLI AG had a 15% share-price advance in 1997. Lindt (cont. on page 9)
just missed the first quarter "Good News" section with a gain of over 19%. In early 1998, the company acquired San Francisco-based Ghirardelli Chocolate Company. This should enable Lindt, for the first time, to gain a meaningful presence in the U.S. and present the company with a new name brand to market in Europe, where Lindt is already dominant.

DAY  RUNNER,  INC., our best performer in 1997 with a 108% gain, added another
10% in the current quarter. The company recently developed products for children and students, executive accessories, and laminated wall planners. Day Runner has a strong balance sheet with no debt and has been aggressively repurchasing its shares.

KAYDON CORPORATION (see "Good News" section) was a new investment purchased October 1997. Kaydon has an exceptional balance sheet for a manufacturing company with zero debt. The share price has already increased 30% in the first five months after purchase.

NOVARTIS AG, formed in 1997 by the merger of Sandoz AG and Ciba-Geigy AG, continues to achieve superior results from the merger synergies. Net income soared 43% last year before one-time charges. New product launches should provide a steady stream of earnings growth for years to come. Novartis, a holding for about six years, is now more than five times the price we first paid for the shares.

OUTLOOK

For  the  first  time in a decade, we entered the year with most of our assets
invested  in  North  America.    Currently, the U.S. market is going through a
correction which offers good buying opportunities for us.

The outlook for the U.S. stock market is highly dependent upon the future direction of the Federal Reserve's monetary policy. New highs by the Dow in April and May are not being confirmed by the broad market. These conditions alone would not warrant any significant selling of U.S. holdings which no longer meet all our criteria. However, if the Fed raises the discount rate and broad market conditions continue to be negative, we would begin to liquidate only those domestic holdings which no (cont. on page 10) longer meet all of our buy criteria. This would prepare us for a bear market which may begin as early as late 1998. Many of our current holdings in the U.S. still meet all our buy criteria. These excellent investments will be held, regardless of external market-related factors, for their superior, low-risk, long-term potential. Ultimately, whenever the next bear market does arrive, even greater bargain-priced opportunities to invest in some of today's best managed growth companies will present themselves. Taking advantage of these opportunities will make our already outstanding portfolio EVEN BETTER!

New broad market strength has begun to assert itself in the U.K., and we are beginning to see more positive monetary conditions in other European markets. With this improved background, we can again look to the immediate future of our international investments with confidence.

Z-Seven's share price is currently slightly below the net asset value. We believe this small discount position represents a good opportunity for the Z-Seven Fund to repurchase our shares. Also, individual shareholders may wish to take advantage of the current value in the marketplace.

Sincerely,




Barry Ziskin                                  May 28, 1998


We are relocating our office. Effective July 1 our address will be:

     1819 South Dobson Road
     Suite 109
     Mesa, Arizona 85202

You can still reach us at the same telephone and fax number:

     Tel (602) 897-6214
     Fax (602) 345-9227


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at March 31, 1998 (Unaudited)

-------------------------------------------------------------------------
Common Stocks (a)                       Shares        Value
-------------------------------------------------------------------------

APPAREL & ACCESSORIES - 0.7%
 Abbeycrest Plc                          10,000     $   20,230
 Fila Holding S.p.A.  ADS (b) (c)         6,200        145,316
                                                    ----------
                                                       165,546
                                                    ----------
AUTOMOTIVE & TRANSPORTATION - 6.0%
 Autopistas C.E. SA                      20,991        348,073
 Linamar Corporation                      6,000        400,632
 Motorcar Parts and Accessories, Inc.    35,000        623,455
                                                    ----------
                                                     1,372,160
                                                    ----------
BUILDING & MATERIALS - 7.7%
 American Homestar Corporation           27,750        629,592
 NCI Building Systems, Inc.              18,200        882,700
 Wolverine Tube, Inc.                     5,900        236,737
                                                    ----------
                                                     1,749,029
                                                    ----------
BUSINESS SERVICES & SUPPLIES - 5.1%
 Day Runner, Inc.                        27,800        618,550
 Dudley Jenkins Group Plc                80,400        551,142
                                                    ----------
                                                     1,169,692
                                                    ----------
COMPUTER & RELATED - 11.2%
 Cybex Computer Products
     Corporation (c)                     22,000        716,386
 Hummingbird Communications Ltd.         16,200        555,870
 Insight Enterprises, Inc.               15,850        643,906
 Intel Corporation                        2,200        171,739
 Smart Modular Technologies, Inc.        20,800        474,510
                                                    ----------
                                                     2,562,411
                                                    ----------
ELECTRICAL & ELECTRONICS - 8.1%
 Benchmark Electronics, Inc. (c)         20,600        490,548
 Communications Systems, Inc. (c)        30,700        523,834
 TT Group Plc                            61,900        317,733
 Valley Forge Corporation (c)            36,100        523,450
                                                    ----------
                                                     1,855,565
                                                    ----------
FINANCIAL SERVICES - 8.3%
 Jardine Lloyd Thompson Group Plc       245,100        704,908
 Rathbone Brothers Plc                  118,500      1,188,792
                                                    ----------
                                                     1,893,700
                                                    ----------
FOOD & BEVERAGE - 5.9%
 Carlsberg AS                             4,100        268,046
 Lindt & Sprungli AG                        329        656,704
 Lone Star Steakhouse
     & Saloon, Inc. (c)                  13,000        294,944
 Weetabix Ltd.                            2,050        133,676
                                                    ----------
                                                     1,353,370
                                                    ----------
HEALTH & PERSONAL CARE - 8.6%
 Astra AB                                19,386        384,928
 Del Laboratories, Inc.                  18,000        576,000


-------------------------------------------------------------------------
Common Stocks (a)                       Shares        Value
-------------------------------------------------------------------------

 L'Oreal                                    879        409,049
 Novartis AG                                339        600,540
                                                    ----------
                                                     1,970,517
                                                    ----------
LEISURE & MEDIA - 6.4%
 Anchor Gaming                            8,700        645,975
 Border Television Plc                  137,000        813,232
                                                    ----------
                                                     1,459,207
                                                    ----------

MEDICAL SERVICES & SUPPLIES - 3.8%
 National Dentex Corporation             23,000        580,750
 Seton Healthcare Group Plc              26,300        276,387
                                                    ----------
                                                       857,137
                                                    ----------
MULTI-INDUSTRY - 8.3%
 Kaydon Corporation (c)                  17,000        694,875
 Technitrol, Inc.                        14,900        583,901
 Tomkins Plc                            100,666        613,056
                                                    ----------
                                                     1,891,832
                                                    ----------
PLASTICS - 3.3%
 Northern Technologies
     International Corporation           52,500        505,312
 Polypipe Plc                            88,200        245,549
                                                    ----------
                                                       750,861
                                                    ----------
RETAIL - 2.5%
 Seattle FilmWorks, Inc.                 61,400        560,275
 Westfair Foods Ltd.                        360         12,939
                                                    ----------
                                                       573,214
                                                    ----------

MISCELLANEOUS - 4.5%                    100,700      1,023,125
                                                    ----------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS - 90.4%
   (Cost $16,263,348)                               20,647,366
-------------------------------------------------------------------------
TREASURY BILLS - 8.7%
   (Cost $1,991,128)                                 1,991,683
-------------------------------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES - 0.9%                             206,913
-------------------------------------------------------------------------
NET ASSETS - 100.0%
   (Equivalent to $8.63 per share based on
   2,648,536 shares of capital stock outstanding)  $22,845,962
=========================================================================

(a) Percentages indicated are based on net assets of $22,845,962.

(b) American Depository Shares.

(c) All or a portion of this stock was pledged as collateral for a line of credit.


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at March 31, 1998 (Unaudited)  Continued

       COMMON STOCKS BY COUNTRY

-------------------------------------
Percent   Country            Value
-------------------------------------

   58.3%  United States   $12,043,481
   24.0%  United Kingdom    4,967,104
    6.1%  Switzerland       1,257,244
    4.7%  Canada              969,441
    2.0%  France              409,049
    1.9%  Sweden              384,928
    1.7%  Spain               348,073
    1.3%  Denmark             268,046
-------------------------------------
  100.0%                  $20,647,366
=====================================